ASSIGNMENT


         THIS ASSIGNMENT (this "Assignment") dated August 24, 2006, is made and entered into by and between DOUGLAS P. GILLILAND ("Assignee") and HOME ENERGY SAVINGS CORP, a Nevada corporation, formerly known as Elite Flight Solutions, Inc. ("Assignor"). To the greatest extent permitted by applicable law, the Assignment shall be effective as of January 1, 2005 (the "Effective Date").


                              W I T N E S S E T H:

         WHEREAS, Assignor and Assignee are parties to that certain Stock Purchase Agreement dated of even date herewith, whereby Assignor has agreed to sell to Assignee all of Assignor's right, title and interest in the Purchased Shares, as that term is defined in the Stock Purchase Agreement.

         WHEREAS, Assignor hereby assigns to Assignee all of Assignor's right, title and interest in and to the Purchased Shares;

         NOW, THEREFORE, for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

         a) Assignment. Assignor does hereby ASSIGN, TRANSFER and CONVEY to Assignee all of Assignor's right, title and interest in and to the Purchased Shares.

EXCEPT AS SET FORTH IN THE STOCK PURCHASE AGREEMENT, THE PURCHASED SHARES ARE BEING CONVEYED WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED.

         b) Assumption. Assignee hereby assumes all of Assignor's obligations related to the Purchased Shares arising from and after the Effective Date.

         c) Additional Instruments. Assignor will, upon request from Assignee, at any time from time to time after the date hereof and without further consideration, execute, acknowledge and deliver such additional assignments and other documents, including consents to such assignment, as Assignee may reasonably request in order to implement the purpose and intent of this Assignment.

         d) Governing Law. This Assignment shall be governed by the laws of the State of Nevada.

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         IN WITNESS WHEREOF, Assignee and Assignor have executed this Assignment as of the date first above written.

ASSIGNOR:

                                                     HOME ENERGY SAVINGS CORP


                                                     By: /s/ Bruce Edwards
                                                        ------------------------
                                                     Name:  Bruce Edwards
                                                          ----------------------
                                                     Title: President
                                                           ---------------------


ASSIGNEE:

                                                     /s/ Douglas P. Gilliland
                                                     ---------------------------
                                                     DOUGLAS P. GILLILAND